--------------------------------------------------------------------------------
Chairman's Letter
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

The volatility of the stock market increased dramatically in the last 6 months of 1998. While the major indexes were up, market leadership however was concentrated in just a few sectors. Technology being the most visible. Value investing did not fare well in this climate.

It is impossible to predict with certainty the direction the market will take in 1999. However, we believe those investors who take a long term view of their portfolios and can afford to remain invested through the inevitable up and down cycles will continue to be well rewarded in the equity market place. We appreciate your continued support and remain confident that our focus on value will again be a successful strategy in facing the challenges ahead.



                                                          Sincerely,


                                                          /s/ Rudolph C. Sander
                                                          ---------------------
                                                          Rudolph C. Sander
February 25th, 1999

--------------------------------------------------------------------------------
President's Letter                                              February, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

   As we review the past year in the context of our year-ago commentary, we are struck by the accuracy of some of our macroeconomic comments. The outcome in terms of the performance of the stock market, however, was wildly different from our attempt at reading the crystal ball. We had pointed to the likelihood of earnings disappointments and reduced estimates by analysts, and with the market selling at what appeared to be full valuations, we guessed that the market might be more volatile and only post modest gains aided by further interest rate reductions by the Fed. The fact that we had expected increased volatility and a correction at some point during the year didn't make it any easier when it actually materialized in the summer. Indeed, one painful aspect of the correction was that value stocks, despite having trailed the market in the months preceding the decline, participated fully, and then some, on the downside. Despite a brief improvement in breadth after the October lows, the market's preference for liquidity was evident throughout the year, and the returns on large capitalization issues outpaced small and mid-cap issues in every period. For the year, the (capitalization-weighted) S&P 500 Index return was 28.6%. The largest 25 companies in the index had a return of 54.7%; the 100 largest companies (the top quintile by size) had a return of 36.5% and because of their weighting in the index, they accounted for 85% of the index return. Meanwhile, the average (equal-weighted) return of the 500 stocks in the index was 13.5%, and the median return of all the stocks in the index was only 6.6% -- that means that half of the stocks in the index returned less than 6.6% last year.

   The stock market's preference for large capitalization was accompanied by a preference for growth. If one sorts the index components by Price/Earnings ratio, one proxy for expected earnings growth, the top half of the index had a total return of 33.2%, compared with the bottom 250 stocks by P/E ratio, whose return was a negative 8.2%, a spread of 41 percentage points. Addison's average P/E ratio at year-end was about 60% of the S&P 500's P/E ratio of 30 times reported earnings. The wide performance disparity and its correlation to P/E ratios and market capitalization was even more dramatic in the MidCap and SmallCap indices, where the returns trailed the major market indices substantially. Whether measured by valuation statistics such as P/E ratios, Price/Book value ratios, or by market capitalizations, Addison's portfolio sells at a discount to the market averages, and during the narrow market of 1998, those factors were detrimental to performance. For calendar 1998, the Fund's return was a very disappointing 0.4%, far behind the S&P 500, and slightly behind the average mid-cap value fund return of 1.4%, according to Morningstar.

   Now that we have gone through the correction, which, despite its brevity, bordered on being a bear market in terms of its peak to trough decline and the damage it inflicted on most stocks, what should we expect from here? We will continue to have volatility, but we are optimistic that the worries about the economic landscape will gradually abate as it becomes clearer that Asian and Latin American woes aren't going to pull the stronger, more stable economies of Europe and the U.S. into recession. The market may have begun to discount this in the rally from the lows reached in early October, but monetary stimulus by the Federal Reserve in the wake of the Long Term Capital hedge fund bailout was likely the main catalyst for the market's rebound. The bulk of that market movement has been characterized by the same sort of stocks which led for most of 1998, but we have seen some strengthening among the cyclical issues that tend to populate low P/E, value-oriented portfolios. It remains to be seen whether the "January effect" is responsible for this rotation in the market, or if there will be broader market participation in 1999. At the moment, we are still seeing earnings estimates being reduced across a broad range of companies. This may result in positive earnings surprises on these reduced forecasts, and comparisons should become easier for many companies if the economy sustains its recent strength. Despite the problems in other economies, the U.S. economy has remained surprisingly strong. As long as the market is worried about an economic slowdown, the dominance of large-cap growth stocks (the new "Nifty Fifty") may persist, but that uncertainty is likely to be resolved in the not-too-distant future. As usual, we find that our crystal ball is lacking the clarity that we'd like, but we are doubtful that the five-year cycle of superior performance by growth stocks will last forever. Such cycles have lasted from three to seven years in the past, and a cyclical rotation is likely to occur as some of the more troubled economies rebound. The market will begin to broaden and money will flow into a broader spectrum of stocks than those that have dominated returns over the last year.

   By the reckoning of most analysts and economists 1999 should be a year characterized by continued low inflation and low interest rates. This should allow P/E ratios to stay at historically high levels. If corporate earnings can resume their growth after a flat-to-down year (for S&P 500 earnings), the stock market can continue its climb to new highs. As is always the case, we can think of a number of risks to the current outlook. The combination of low inflation, low unemployment, rising wages, and low interest rates is almost as good as it gets. With the domestic economy apparently in such good shape, the potential for further improvement seems slim. Indeed, with the consensus expecting a continuation of this environment, there is the potential for nasty surprises. A worsening of the economic and financial situations in Asia and Latin America resulting in competitive currency devaluations could have an adverse effect on interest rates, foreign trade, and economic growth on a worldwide basis. On the other hand, some analysts believe that the Asian economies (ex-Japan) may have begun to recover. The true dimensions of the Y2K problem are still unknown. We expect it to cause some disruptions, but we are hopeful that they will not have the broad economic repercussions some doomsayers have predicted. It also seems inevitable that the speculative bubble which has inflated the prices of Internet stocks will burst eventually, as did the energy bubble in the early 1980's. What impact that will have on the overall market or economy is hard to know, but there has been a lot of paper wealth created in that group.

   The year just ended was tumultuous from a number of perspectives and the year ahead seems to have the potential for more of that excitement and tension. When all is said and done, we expect that the current economic expansion is likely to carry on into the year 2000. That would have favorable implications for equity investors, and an "average" year for stocks would carry the Dow Industrials above the 10,000 level. We will do our best to make sure that our portfolio participates as it has most years in the past.

                                                        Sincerely,


                                                        /s/ Radcliffe Cheston
                                                        -----------------------
                                                        Radcliffe Cheston

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Number
                                                             of       Value
                                                           Shares    (Note A)
--------------------------------------------------------------------------------
COMMON STOCK - 97.7%
--------------------------------------------------------------------------------
Aerospace -- 3.6%
   Northrop Grumman Corporation ................           13,413  $  980,826
   Textron, Incorporated .......................           20,000   1,518,750
                                                                    ---------
                                                                    2,499,576
                                                                    ---------
Apparel -- 2.0%
   VF Corporation ..............................           30,000   1,406,250
                                                                    ---------
Automobiles & Related-- 2.1%
   General Motors Corporation ..................           20,000   1,431,250
                                                                    ---------
Banking-- 6.9%
   Charter One Financial,
    Incorporated ...............................           52,659   1,461,287
   Chase Manhattan Corporation .................           24,000   1,633,500
   First Union Corporation .....................           28,000   1,702,750
                                                                    ---------
                                                                    4,797,537
                                                                    ---------
Business Services -- 1.6%
   AMR Corporation .............................           19,170   1,138,219
                                                                    ---------
Capital Goods-- 1.4%
   Harsco Corporation ..........................           31,020     944,171
                                                                    ---------
Cement Products-- 1.7%
   Southdown, Incorporated .....................           20,100   1,189,669
                                                                    ---------
Chemicals-- 3.4%
   Du Pont (E.I.) De Nemours
    and Company ................................           22,000   1,167,375
   Union Carbide Corporation ...................           28,000   1,190,000
                                                                    ---------
                                                                    2,357,375
                                                                    ---------
Computers -- 4.9%
   Compaq Computer, Incorporated ...............           46,200   1,937,512
   Gateway 2000, Incorporated*** ...............           28,000   1,433,250
                                                                    ---------
                                                                    3,370,762
                                                                    ---------
Computer Equipment -- 1.9%
   Storage Technology
    Corporation*** .............................           37,000   1,315,812
                                                                    ---------
Construction Materials-- 2.6%
   Vulcan Materials Company ....................           13,880   1,826,088
                                                                    ---------
Consumer Products-- 4.1%
   Fortune Brands Incorporated .................           35,000   1,106,875
   Premark International,
    Incorporated ...............................           50,000   1,731,250
                                                                    ---------
                                                                    2,838,125
                                                                    ---------
Data Processing -- 1.2%
   Sterling Software, Incorporated .............           30,000     811,875
                                                                    ---------

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                           Number
                                                             of        Value
                                                           Shares    (Note A)
--------------------------------------------------------------------------------
Electronics -- 3.2%
   Central South West Corporation .............            40,000  $1,097,500
   Harris Corporation .........................            30,000   1,098,750
                                                                    ---------
                                                                    2,196,250
                                                                    ---------
Finance -- 2.1%
   Morgan Stanley Dean Witter
    & Company .................................            21,000   1,491,000
                                                                    ---------
Financial-- 2.9%
   SunAmerica, Incorporated ...................            24,619   1,997,216
                                                                    ---------
Food, Beverage and Tobacco-- 3.9%
   Philip Morris Companies,
    Incorporated ..............................            25,000   1,337,500
   Supervalu, Incorporated ....................            50,000   1,400,000
                                                                    ---------
                                                                    2,737,500
                                                                    ---------
Healthcare Facilities -- 1.7%
   Tenet Health Care Corporation ..............            44,000   1,155,000
                                                                    ---------
Home Furnishing/Housewares-- 1.8%
   Ethan Allen Interiors,
    Incorporated ..............................            30,000   1,230,000
                                                                    ---------
Insurance-- 6.5%
   Allstate Corporation .......................            36,000   1,390,500
   American General Corporation ...............            19,000   1,482,000
   Reliastar Financial Corporation ............            36,000   1,660,500
                                                                    ---------
                                                                    4,533,000
                                                                    ---------
International Oils -- 2.0%
   Exxon Corporation ..........................            19,000   1,389,375
                                                                    ---------
Machinery-- 2.3%
   Pentair, Incorporated ......................            40,000   1,592,500
                                                                    ---------
Manufacturing-- 0.8%
   Aptargroup, Incorporated ...................            20,000     561,250
                                                                    ---------
Medical Supplies-- 1.8%
   Becton Dickinson & Company .................            30,000   1,280,625
                                                                    ---------
Natural Gas-- 1.8%
   Columbia Gas System,
   Incorporated ...............................            21,100   1,218,525
                                                                    ---------
Office Equipment-- 2.4%
   Xerox Corporation ..........................            14,000   1,652,000
                                                                    ---------
Oil-- 2.1%
   Amoco Corporation ..........................            24,000   1,449,000
                                                                    ---------
Oil Equipment & Services-- 1.4%
   Halliburton Company ........................            32,000     948,000
                                                                    ---------

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                           Number
                                                             of        Value
                                                           Shares    (Note A)
--------------------------------------------------------------------------------
Paper & Forest Products -- 1.9%
   Rayonier, Incorporated ............................     28,000 $ 1,286,250
                                                                   ----------
Rails/Trucking/Transportation-- 1.4%
   Norfolk Southern Corporation ......................     31,350     993,403
                                                                   ----------
Real Estate-- 3.4%
   Duke Realty Investments,
    Incorporated .....................................     50,000   1,162,500
   Health Care Property Investors,
    Incorporated .....................................     37,778   1,161,674
                                                                   ----------
                                                                    2,324,174
                                                                   ----------
Retail Merchandising -- 2.3%
   Dayton Hudson Corporation .........................     30,000   1,627,500
                                                                   ----------
Retail Store-- 3.5%
   Ross Stores, Incorporation ........................     40,000   1,575,000
   Sears, Roebuck and Company ........................     20,000     850,000
                                                                   ----------
                                                                    2,425,000
                                                                   ----------
Steel -- 1.6%
   Carpenter Technology
    Corporation ......................................     32,000   1,086,000
                                                                   ----------
Technology-- 2.2%
   Comdisco, Incorporated ............................     90,000   1,518,750
                                                                   ----------
Utilities-- Electric-- 5.3%
   Duke Energy Corporation ...........................     19,332   1,238,456
   FPL Group, Incorporated ...........................     22,000   1,355,750
   Nipsco Industries, Incorporated ...................     34,640   1,054,355
                                                                   ----------
                                                                    3,648,561
                                                                   ----------
Utilities -- Natural Gas -- 2.0%
   NICOR, Incorporated ...............................     32,886   1,389,434
                                                                   ----------
TOTAL COMMON STOCK
   (Cost $43,849,188) ................................             67,657,022
                                                                   ----------

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    Principal         Value
                                                      Amount         (Note A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS** - 2.7%
--------------------------------------------------------------------------------
PNC Bank $1,891,000 at 3.75%
 (Agreement dated 12/31/98, to
 be repurchased at $1,891,788 on
 01/04/99; collateralized by
 $1,929,285 Federal Home Loan
 Mortgage Corporation, 6.50%,
 due 09/25/20). (Value $1,901,450
 - Cost $1,891,000)................................  $1,891,000   $ 1,891,000

TOTAL INVESTMENTS
   (Cost $45,740,188*) ............................       100.4%   69,548,022
                                                                  -----------
Liabilities in excess of
   Other Assets ...................................        (0.4%)    (307,218)
                                                     -----------  -----------
Net Assets ........................................       100.0%  $69,240,804
                                                     ===========  ===========
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   * Aggregate cost for federal income tax purposes was $45,740,188. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                    Gross Appreciation .........   $24,923,737
                    Gross Depreciation .........    (1,115,903)
                                                   -----------
                    Net Appreciation ...........   $23,807,834
                                                   ===========

   ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.

   ***   Non-income producing security.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                         December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $45,740,188) ........................    $69,548,022
Cash ............................................................            225
Receivables:
   Dividends ....................................................         54,042
   Interest .....................................................            197
   Fund shares sold .............................................          8,547
Prepaid expense .................................................          2,934
                                                                     -----------
--------------------------------------------------------------------------------

    TOTAL ASSETS ................................................     69,613,967
                                                                     -----------
--------------------------------------------------------------------------------
LIABILITIES:
Payable:
   Fund shares repurchased ......................................        283,547
Accrued expenses ................................................         89,616
                                                                     -----------
--------------------------------------------------------------------------------
    TOTAL LIABILITIES ...........................................        373,163
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS ......................................................    $69,240,804
                                                                     ===========
SHARES OUTSTANDING ..............................................      2,362,235
                                                                     ===========
================================================================================

NET ASSET VALUE PER SHARE ($69,240,804 / 2,362,235 shares) ......    $     29.31
                                                                     ===========
================================================================================

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1998:
Paid-in capital .................................................    $45,146,428
Undistributed net investment income .............................        112,941
Undistributed net realized gain .................................        173,601
Unrealized appreciation on investments ..........................     23,807,834
                                                                     -----------
                                                                     $69,240,804
                                                                     ===========
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------
             For the Six Months Ended December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
   Dividends .................................................      $   673,468
   Interest ..................................................           71,641
                                                                    -----------
--------------------------------------------------------------------------------
   Total income ..............................................          745,109
                                                                    -----------
--------------------------------------------------------------------------------
Expenses:
   Investment advisory fee ...................................          268,252
   Distribution fee ..........................................          143,068
   Shareholder servicing .....................................           89,417
   Administration fee ........................................           38,382
   Transfer agent fee ........................................           28,550
   Insurance .................................................            9,214
   Custodian fee .............................................            9,896
   Audit .....................................................           10,359
   Printing ..................................................            8,085
   Directors' fee ............................................            7,579
   Federal and state registration fees .......................           10,359
   Legal Fee .................................................            5,053
   Miscellaneous .............................................            4,040
                                                                    -----------
--------------------------------------------------------------------------------
   Total expenses ............................................          632,254
                                                                    -----------
--------------------------------------------------------------------------------
      Net investment income ..................................          112,855
                                                                    -----------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from security transactions ..............          173,547
   Change in unrealized appreciation of investments ..........       (6,452,835)
                                                                    -----------
--------------------------------------------------------------------------------
   Net loss on investments ...................................       (6,279,288)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      ($6,166,433)
                                                                    ===========
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                       Statement of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                          For the Six Months
                                                                                ended         For the Year
                                                                           December 31, 1998      ended
                                                                              (Unaudited)     June 30, 1998
                                                                           -----------------  -------------
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
   Net investment income ................................................   $    112,855      $    223,065
   Net realized gain from security transactions .........................        173,547         6,325,657
   Change in unrealized appreciation of investments .....................     (6,452,835)        6,427,673
                                                                            ------------      ------------
----------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations.......     (6,166,433)       12,976,395
                                                                            ------------      ------------
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ($0.04 and $0.13 per share, respectively) ......        (99,682)         (283,838)
   Capital gains ($1.67 and $3.62 per share, respectively)...............     (4,082,558)       (7,862,175)
                                                                            ------------      ------------
     Total distributions ................................................     (4,182,240)       (8,146,013)
                                                                            ------------      ------------

Capital share transactions:
   Net increase (decrease) in net assets derived
    from capital share transactions* ....................................     (1,922,382)       10,072,025
                                                                            ------------      ------------
     Total increase (decrease) in net assets ............................    (12,271,055)       14,902,407
                                                                            ------------      ------------
----------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------
Beginning of period .....................................................     81,511,859        66,609,452
                                                                            ------------      ------------
End of period** .........................................................    $69,240,804      $ 81,511,859
                                                                            ============      ============
==========================================================================================================
* Capital share transactions are as follows:
                                                                                Shares            Value
                                                                               ----------      -----------
   For the six months ended December 31, 1998
   Shares purchased .....................................................         70,059      $ 2,025,510
   Shares reinvested ....................................................        126,480        4,044,827
   Shares redeemed ......................................................       (283,550)      (7,992,719)
                                                                            ------------      ------------
     Net decrease .......................................................        (87,011)     $(1,922,382)
                                                                            ------------      ------------
   For the year ended June 30, 1998
   Shares purchased .....................................................        276,170      $  8,769,576
   Shares reinvested ....................................................        269,399         7,901,583
   Shares redeemed ......................................................       (208,748)       (6,599,134)
                                                                            ------------      ------------
     Net increase .......................................................        336,821      $ 10,072,025
                                                                            ============      ============

** Undistributed net investment income $112,941 & $99,768, respectively

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------
The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                  For the six months
                                                         ended
                                                   December 31, 1998
                                                      (Unaudited)                    Years ended June 30
                                                      ----------------------------------------------------------------------
                                                                     1998        1997         1996         1995        1994
                                                                     ----        ----         ----         ----        ----
Net asset value,
   beginning of year ...............................    $33.28      $31.53       $26.42      $22.92       $20.45      $22.69
                                                       -------     -------      -------     -------      -------     -------
   INCOME FROM INVESTMENT
     OPERATIONS
   Net Investment income ...........................     $0.05       $0.09        $0.15       $0.17        $0.22       $0.21
   Net gains on securities
     (both realized and unrealized) ................     (2.31)       5.41         7.60        5.42         3.77       (0.76)
                                                       -------     -------      -------     -------      -------     -------
   Total from investment operations ................     (2.26)       5.50         7.75        5.59         3.99       (0.55)
                                                       -------     -------      -------     -------      -------     -------
   LESS DISTRIBUTIONS
   Dividends from net
     investment income .............................     (0.04)      (0.13)       (0.15)      (0.21)       (0.20)      (0.23)
   Distributions from capital gains ................     (1.67)      (3.62)       (2.49)      (1.88)       (1.32)      (1.46)
                                                       -------     -------      -------     -------      -------     -------
   Total distributions .............................     (1.71)      (3.75)       (2.64)      (2.09)       (1.52)      (1.69)
                                                       -------     -------      -------     -------      -------     -------

Net asset value, end of year .......................    $29.31      $33.28       $31.53      $26.42       $22.92      $20.45
                                                       =======     =======      =======     =======      =======     =======

Total Return (1) ...................................     (7.23)%**   19.40%       32.20%      25.92%       21.11%      (2.73)%
                                                       -------     -------      -------     -------      -------     -------
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ............   $69,241     $81,512      $57,368     $50,704      $38,506     $36,171
   Ratio of expenses to average assets .............      1.77%*      1.75%        1.82%       1.96%        2.06%       2.06%
   Ratio of net investment
     income to average net assets ..................      0.32%*      0.30%        0.54%       0.69%        1.03%       1.00%
   Portfolio Turnover ..............................      8.65%      28.14%       29.48%      38.97%       42.82%      43.26%
Average Commission Rate Per Share (2) ..............   $0.0619     $0.0631      $0.0673
------------------------------------------------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
(1) Exclusive of deduction of sales charge on investment.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Notes to Financial statement
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

     Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

     Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

     Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, 50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

   PFPC Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater. PFPC agreed to reduce its minimum annual fee to $75,000 for the six months ending December 31,1998.

   PNC Bank acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

   Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney received no brokerage commissions for the six months ended December 31, 1998 of $1,950.

   Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

   If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the six months ended December 31, 1998.

--------------------------------------------------------------------------------
                          Notes to Financial statement
                         December 31, 1998 (Continued)
--------------------------------------------------------------------------------

   Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $5,053 from the Fund for legal services rendered during the six months ended December 31, 1998.

C. Purchases and sales of securities, other than short-term obligations, aggregated $5,812,767 and $9,647,762, respectively, for the six months ended December 31, 1998.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

Directors & Officers
Rudolph C. Sander
   Chairman of the Board
Radcliff Cheston
   President & Chief Executive
Margaret M. Healy
   Director
Charles E. Mather, III
   Director
William R. Dimeling
   Director
James Wolitarsky
   Treasurer, Chief Accounting Officer
   & Chief Financial Officer
James V. Kelly
   Vice President
Michael R. Patitucci
   Vice President
Charles J. Sullivan
   Vice President
James W. Jennings
   Secretary

Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103

Distributor
JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

                                    Addison
                              ==================
                                    Capital
                              ==================
                                     Shares
                              ==================



                                Distributed by:

                                  Established
                                      1832
                                      JMS
                            Janney Montgomery Scott
                                      INC.

                               Semi-Annual Report
                                to Shareholders
                              December 31st, 1998